DSM LARGE CAP GROWTH FUND Institutional Class Ticker Symbol: DSMLX
Summary Prospectus

November 1, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.dsmfunds.com/forms_literature.html.  You may also obtain this information at no cost by calling 1-877-862-9555 or by sending an e-mail request to fulfillment@dsmcapital.com.  The Fund's Prospectus and Statement of Additional Information, both dated November 1, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective
The DSM Large Cap Growth Fund (the “Large Cap Growth Fund” or “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)	Institutional Class
Management Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.69%
Total Annual Fund Operating Expenses(1)	1.44%
Fee Waiver/Expense Reimbursement(2)	-0.49%
Net Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.95%

(1)      Effective May 16, 2012, DSM Capital Partners LLC (the “Advisor”) reduced its management fees from 1.00% to 0.75% of the Fund’s average daily net assets.  Accordingly, Total Annual Fund Operating Expenses have been restated to reflect current fees.
(2)      The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.95% of the average daily net assets of the Institutional Class (the “Expense Cap”) through October 31, 2013.  To the extent that the Advisor waives its fees and/or absorbs expenses to satisfy this Expense Cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the Expense Cap.  Prior to May 16, 2012, the Large Cap Growth Fund Institutional Class’s Expense Cap was 1.10%.
(3)      The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to the Ratio of Expenses to Average Net Assets After Fees Waived provided in the Financial Highlights Section of the statutory Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year).  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$97	$356	$691	$1,637

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies
Permissible Securities.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies.  Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.  The Fund currently defines a “large cap company” as one that has a market capitalization of more than $10 billion.  The Fund may also invest up to 20% of its net assets in equity securities of issuers that have market capitalizations outside the defined large-cap level at the time of purchase.  In addition, the Fund may invest up to 20% of its assets in equity securities of foreign companies through, but not limited to, American Depositary Receipts or similar securities.  The Fund’s portfolio generally will contain 25-35 stocks.  The Fund is a non-diversified fund and may, from time to time, have a significant exposure to one or more issuers, industries or sectors of the economy.

Management Process.  The Advisor manages the Fund using a bottom-up, “idea-driven,” growth-style with a long-term (i.e., three-year) investment horizon.  This means in general terms that the Advisor identifies companies, one-by-one, which the Advisor believes exhibit certain quality characteristics.  For instance, the Advisor selects companies that have growing businesses with solid fundamentals, attractive profitability, and successful managements.  Companies will typically have projected revenue and earnings growth in excess of 10% and will often have higher returns on equity and assets than the average businesses.  Generally, these businesses will be generating free cash flow and will have financial returns that are stable or rising, driven by improving business fundamentals.  The Advisor generally sells a stock when its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe.

Principal Risks
There is the risk that you could lose all or a portion of your money on your investment in the Fund.  The following risks could affect the value of your investment:

•	Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.
•
Foreign Securities Risk.  Foreign securities involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of securities markets and less liquidity and more volatility than domestic markets, which may result in delays in settling securities transactions.

•	General Market Risk. The stock market declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.
•	Growth Style Investment Risk. Growth-oriented funds may underperform when value investing is in favor.
•
Large Cap Company Risk.  Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, may be more prone to global economic risks, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Management Risk. The Advisor’s investment strategy does not achieve the Fund’s objective or the Advisor does not implement the strategy properly.

•
Non-Diversification Risk.  A non-diversified fund may hold a significant percentage of its assets in the securities of one company, and therefore it may be more sensitive to market changes than a diversified fund.

•	Regulatory Risk. Changes in government regulations may adversely affect the value of a security.
•
Sector-Focus Risk.  Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

Performance
The following performance information provides some indication of the risks of investing in the Fund.  The bar chart below illustrates how the Fund’s total returns have varied year to year since inception.  The table below illustrates how the Fund’s average annual total returns for the 1-year and since inception periods compare with that of a broad-based securities index and an additional index provided to offer a broader market perspective.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.dsmfunds.com.

Calendar Year Total Returns
The Fund’s year-to-date return as of September 30, 2012 was 19.66%.

Highest Quarterly Return:	3Q, 2010	17.10%

Lowest Quarterly Return:	3Q, 2011	-14.47%

Average Annual Total Returns as of December 31, 2011
	1 Year	Since Inception (8/28/09)
Return Before Taxes	-1.14%	12.00%
Return After Taxes on Distributions	-2.34%	11.36%
Return After Taxes on Distributions and Sale of Fund Shares	-0.45%	9.99%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	2.64%	13.25%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	11.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

Management
Investment Advisor
DSM Capital Partners LLC

Portfolio Managers
Daniel Strickberger – Co-Chief Investment Officer of the Advisor since 2001
Managed the Fund since inception in 2009

Stephen Memishian, CFA – Co-Chief Investment Officer of the Advisor since 2001
Managed the Fund since inception in 2009

Purchase and Sale of Fund Shares
Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone.  You may conduct transactions by mail (DSM Large Cap Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-877-862-9555.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

Account Types	To Open Your Account	To Add To Your Account
Standard, Traditional and Roth IRA Accounts	$100,000	$25,000

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA that does not invest with borrowed funds.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.